UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2012

NBCUniversal Media, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

333-174175	14-1682529
(Commission File Number)	(IRS Employer Identification No.)

30 Rockefeller Plaza New York, New York	10112-0015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 664-4444

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 22, 2012, A&E Television Networks, LLC completed the previously announced redemption of NBCUniversal's entire 15.8% equity interest for $3,025,000,000 in cash.

NBCUniversal does not intend for this Item 7.01 to be treated as "filed" under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBCUNIVERSAL MEDIA, LLC By: NBCUniversal, LLC, its sole member
Date:	August 22, 2012	By:	/s/ Arthur R. Block
		Name: Title:	Arthur R. Block Senior Vice President